EXHIBIT 10.1


                         AGREEMENT AND PLAN OF EXCHANGE

                                   Between

                       ZURICH AMERICAN FINANCIAL GROUP, S.A.

                                     and

                             THE STOCKHOLDERS OF

                           COMPOUND HEALTH CARE, INC.



                               TABLE OF CONTENTS

                                                                     Page

ARTICLE I. DEFINITIONS

ARTICLE II. REPRESENTATIONS, COVENANTS, AND WARRANTIES OF
 COMPOUNDHEALTH
  2.01 Organization
  2.02 Non-contravention
  2.03 Authorization of Transaction
  2.04 Subsidiaries
  2.05 Capitalization
  2.06 Absence of Certain Changes or Events
  2.07 Title and Related Matters
  2.08 Tax Matters
  2.9 Litigation and Proceedings
  2.10 Contracts
  2.11 Material Contract Defaults
  2.12 Governmental Authorizations
  2.13 Compliance With Laws and Regulations
  2.14 Insurance
  2.15 Transactions With Affiliates
  2.16 Labor Relations
  2.17 Foreign Business Practices
  2.18 Information
  2.19 COMPOUNDHEALTH Schedules

ARTICLE III. REPRESENTATIONS, COVENANTS, AND WARRANTIES OF ZRAF

  3.01 Organization
  3.02 Non-contravention
  3.03 Authorization of Transaction
  3.04 Subsidiaries
  3.05 Capitalization
  3.06 Absence of Certain Changes or Events
  3.07 Title and Related Matters
  3.08 Tax Matters
  3.09 Litigation and Proceedings
  3.10 Contracts
  3.11 Material Contract Defaults
  3.12 Governmental Authorizations
  3.13 Compliance With Laws and Regulations
  3.14 Insurance
  3.15 Labor Relations
  3.16 Foreign Business practices
  3.17 Information
  3.18 ZRAF Schedules

ARTICLE IV. PLAN OF EXCHANGE

  4.01 Exchange of ZRAF Stock and COMPOUNDHEALTH Stock

ARTICLE V. SPECIAL COVENANTS

  5.01 Access to Properties and Records
  5.02 Actions Prior to Closing
  5.03 Special Covenants and Representations Regarding the Exchanged
         ZRAF Stock
  5.04 Indemnification
  5.05 Third Party Indemnity
  5.06 Third Person Consents and Certificates
  5.08 Termination
  5.09 Officer and Director Resignations

ARTICLE VI. CLOSING

  6.01 Closing
  6.02 Closing Events

ARTICLE VII. CONDITIONS PRECEDENT TO OBLIGATIONS OF ZRAF

  7.01 Accuracy of Representations
  7.02 Litigation Certificates
  7.03 No Material Adverse Change
  7.04 Good Standing
  7.05 Consents Agreements
  7.06 Other Items

ARTICLE VIII. CONDITIONS PRECEDENT TO OBLIGATIONS OF COMPOUNDHEALTH AND THE STOCKHOLDERS

  8.01 Accuracy of Representations
  8.02 Litigation Certificate
  8.03 No Material Adverse Change
  8.04 Good Standing
  8.05 Consents/Agreements
  8.06 Other Items

ARTICLE IX. MISCELLANEOUS

  9.01 Brokers
  9.02 Governing Law
  9.03 Notices
  9.04 Attorneys' Fees
  9.05 Third Party Beneficiaries
  9.06 Entire Agreement
  9.07 Counterparts
  9.08 Amendment or Waiver
  9.09 Post Closing Filings

EXHIBITS

Schedule A Obligations and Liabilities of COMPOUNDHEALTH
Schedule B Obligations and Liabilities of ZRAF
Schedule C Adherence Agreement


                         AGREEMENT AND PLAN OF EXCHANGE

     THIS AGREEMENT AND PLAN OF EXCHANGE is made and entered into as of this 29 day of September, 2004, by and between ZURICH AMERICAN FINANCIAL GROUP, S.A. (hereinafter, "ZURICH"), a Nevada corporation, COMPOUND HEALTHCARE, INC. (hereinafter "COMPOUNDHEALTH", a California corporation, and the STOCKHOLDERS of Compound Health Care, Inc., identified on individual Adherence Agreements in the form of Exhibit A.

                                   Premises

     This Agreement provides for the acquisition by ZRAF of all of the issued and outstanding shares and warrants of COMPOUNDHEALTH solely in exchange for the shares of ZRAF on the terms and conditions hereinafter provided, all for the purpose of effecting a so-called "tax free" reorganization pursuant to section 368(a)(1)(B) of the Internal Revenue Code of 1986.

                                   Agreement

     NOW, THEREFORE, on the stated premises and for and in consideration of the mutual covenants and agreements hereinafter set forth and the mutual benefits to the Parties to be derived herefrom, it is hereby agreed as follows:

                                   ARTICLE I
                                  DEFINITIONS

Adverse Consequences means all actions, suits, proceedings, hearings, investigations, charges, complaints, claims, demands, injunctions, judgments, orders, decrees, rulings, damages, dues, penalties, fines, costs, reasonable amounts paid in settlement, liabilities, obligations, taxes, liens, losses, expenses, and fees, including court costs and reasonable attorneys' fees and expenses.

Affiliate has the meaning set forth in Rule 12b-2 of the regulations promulgated under the Securities Exchange Act of 1934, as amended.

Agreement means this Agreement and Plan of Exchange dated September 22, 2004.

Closing means the acts by the Parties of issuing, executing, and/or delivering the ZRAF Stock, COMPOUNDHEALTH Stock, ZRAF, certificates of officers, schedules, and other instruments provided for in Articles VI, VII, and VIII of this Agreement.

Common stock means the duly authorized common stock, par value $0.001, of ZRAF.

Compoundhealth is Compound Healthcare, Inc., a California corporation and a Party to this Agreement.

Compoundhealth Schedules means the schedules of COMPOUNDHEALTH identified in
Section 2.20 of this Agreement.

Compoundhealth Stock means 1,000 common shares of COMPOUNDHEALTH, which are all of the issued and outstanding shares of the capital stock of COMPOUNDHEALTH.

Exchanged ZRAF Stock means the Common Stock of ZRAF to be issued to the Stockholders pursuant to this Agreement.

GAAP means the United States generally accepted accounting principles as in effect from time to time.

Knowledge means actual knowledge after reasonable investigation.

Material means, when used as an adjective in conjunction with an event, condition, circumstance, effect, or other item, that there is a substantial likelihood that a reasonable person would attach importance to the event, condition, circumstance, effect, or item in evaluating the party to which it relates and the transactions herein contemplated.

Nevada Corporation Law means the corporation law of the state of Nevada set forth in Chapter 78 of the Nevada Revised Statutes, as amended.

Ordinary Course of Business means the ordinary course of business consistent with past custom and practice (including with respect to quantity and frequency).

Person means an individual, a partnership, a corporation, an association, a joint stock company, a trust, a joint venture, an unincorporated organization, or a governmental entity (or any department, agency, or political subdivision thereof).

SEC means the Securities and Exchange Commission.

Securities Act means the Securities Act of 1933, as amended.

Security Interest means any mortgage, pledge, lien, encumbrance, charge, or other security interest, other than: (a) mechanic's, materialmen's, and similar liens; (b) liens for taxes not yet due and payable or for taxes that the taxpayer is contesting in good faith through appropriate proceedings; (c) purchase money liens and liens securing rental payments under capital lease arrangements; and (d) other liens arising in the Ordinary Course of Business and not incurred in connection with the borrowing of money.

Stockholder(s) is one or more of the stockholders of COMPOUNDHEALTH who are parties to this Agreement and identified either on the signature pages of this Agreement or on individual Adherence Agreements in the form of Exhibit A (who are the holders of all the COMPOUNDHEALTH Stock).

Subsidiary means any corporation with respect to which a specified Person (or a Subsidiary thereof) owns a majority of the common stock or has the power to vote or direct the voting of sufficient securities to elect a majority of the directors.

Tax means any federal, state, local, or foreign income, gross receipts, license, payroll, employment, excise, severance, stamp, occupation, premium, windfall profits, environmental, customs duties, capital stock, franchise, profits, withholding, social security (or similar), unemployment, disability, real property, personal property, sales, use, transfer, registration, value added, alternative or add-on minimum, estimated, or other tax of any kind whatsoever, including any interest, penalty, or addition thereto, whether disputed or not.

Tax Return means any return, declaration, report, claim for refund, or information return or statement relating to Taxes, including any schedule or attachment thereto, and including any amendment thereof.

ZRAF is Zurich American. Financial Group, S.A, a Nevada corporation and a Party to this Agreement.

ZRAF Schedules means the schedules of ZRAF identified in Section 3.19 of this Agreement

                                  ARTICLE II
          REPRESENTATIONS, COVENANTS, AND WARRANTIES OF COMPOUNDHEALTH

     As an inducement to, and to obtain the reliance of, ZRAF, COMPOUNDHEALTH represents and warrants as follows:

     Section 2.01 Organization. COMPOUNDHEALTH is a corporation duly organized, validly existing, and in good standing under the laws of the state of California. COMPOUNDHEALTH has the corporate power and is duly authorized, qualified, franchised, and licensed under all applicable laws, regulations, ordinances, and orders of public authorities to own all of its properties and assets and to carry on its business in all material respects as it is now being conducted, including qualification to do business as a foreign corporation in the states or provinces in which the character and location of the assets owned by it or the nature of the business transacted by it requires qualification, except in such jurisdictions, if any, where the failure to be so qualified would not, either individually or in the aggregate, have a material adverse effect on the business, properties, or assets of COMPOUNDHEALTH. Included in the COMPOUNDHEALTH Schedules (as hereinafter defined) arc complete and correct copies of the articles of incorporation, as amended, and bylaws of COMPOUNDHEALTH as in effect on the date hereof.

     Section 2.02 Non-contravention. The execution and delivery of this Agreement does not, and the consummation of the transactions contemplated by this Agreement in accordance with the terms hereof will not: violate any provision of the articles of incorporation, charter, or bylaws of COMPOUNDHEALTH; result in the breach of, constitute a default under, result in the acceleration of, create in any Person the right to accelerate, terminate, modify, cancel, or require any notice under, any material agreement, contract, lease, license, instrument, or other arrangement to which COMPOUNDHEALTH is a party or by which it is bound or to which any of its assets is subject; or, violate any constitution, statute, regulation, rule, injunction, judgment, order, decree, ruling, charge, or other restriction of any government, governmental agency, or court to which COMPOUNDHEALTH is subject.

     Section 2.03 Authorization of Transaction. COMPOUNDHEALTH has full power and authority, and has taken all action required by law; its articles of incorporation and bylaws, and otherwise to execute and deliver this Agreement and to perform, its obligations hereunder. Without limiting the generality of the foregoing, the board of directors of COMPOUNDHEALTH has duly authorized the execution, delivery, and performance of this Agreement by COMPOUNDHEALTH. This Agreement represents the valid and binding obligation of COMPOUNDHEALTH enforceable in accordance with its terms, except as limited by bankruptcy and insolvency laws and by other laws affecting the rights of creditors generally.

     Section 2.04 Subsidiaries. COMPOUNDHEALTH has no Subsidiaries, and owns no shares of the capital stock or equity interest of any other corporation or business entity.

     Section 2.05 Capitalization. The authorized capitalization of COMPOUNDHEALTH consists of 10,000 shares of common stock without nominal or par value, of which 1,000 shares are currently issued and outstanding. All issued and outstanding shares are validly issued, fully paid, and non assessable and not issued in violation of the pre-emptive or other rights of any Person. Except as otherwise disclosed herein and in the COMPOUNDHEALTH Schedules, there are no existing options, warrants, calls, or commitments of any character relating to the authorized and unissued COMPOUNDHEALTH common shares, except options, warrants, calls, or commitments, if any, to which COMPOUNDHEALTH is not a party and by which it is not bound. Except as disclosed herein and in the COMPOUNDHEALTH Schedules, there are no outstanding or authorized stock appreciation, phantom stock, profit participation, or similar rights with respect to COMPOUNDHEALTH.

     Section 2.06 Absence of Certain Changes or Events. Except as described herein or in the COMPOUNDHEALTH Schedules, since September 1, 2004, the date of the most recent balance sheet of COMPOUNDHEALTH:

     (a) There has not been (i) any material adverse change in the business, operations, properties, assets, or condition of COMPOUNDHEALTH; or (ii) any damage, destruction, or loss to COMPOUNDHEALTH (whether or not covered by insurance) materially and adversely affecting its business, operations, properties, assets, or financial condition.

     (b) COMPOUNDHEALTH has not (i) amended its articles of incorporation, charter, or bylaws; (ii) declared or made, or agreed to declare or make, any payment of dividends or distributions of any assets of any kind whatsoever to stockholders, or purchased or redeemed, or agreed to purchase or redeem, any of its capital stock; (iii) waived any rights of value which in the aggregate are extraordinary or material considering its business; (iv) made any material change in its method of management, operation, or accounting; (v) entered into any other material transaction; (vi) made any accrual or arrangement for payment of bonuses or special compensation of any kind or any severance or termination pay to any Parson; or (vii) made any increase in any profit sharing, bonus, deferred compensation, insurance, pension, retirement, or other employee benefit plan, payment, or arrangement made to, for, or with its officers, directors, Affiliates, or employees, except in the Ordinary Course of Business.

     (c) COMPOUNDHEALTH has not (i) granted or agreed to grant any options, warrants, or other rights for its stocks, bonds, or other corporate securities calling for the issuance thereof; (ii) borrowed or agreed to borrow any funds or incurred, or become subject to, any material obligation or liability (absolute or contingent),; (iii) paid any obligation or liability (absolute or contingent) other than current liabilities reflected in or shown on Schedule "A", including, the costs incurred in connection with the transactions contemplated by this Agreement; (iv) sold or transferred, or agreed to sell or transfer, any of its assets, properties, or rights (except assets, properties, or rights not used or useful in its business which, in the aggregate, have a value of less than $1,000), or canceled, or agreed to cancel, any debts or claims in excess of reserves reflected on the schedule of accounts receivable included in the COMPOUNDHEALTH Schedules and additions thereto (except debts or claims which, in the aggregate, are of a value of less than $1,000); or (v) made or permitted any amendment or termination of any contract, agreement, or license to which it is a party if such amendment or termination is material, considering its business.

     (d) To the Knowledge of COMPOUNDHEALTH, it has not become subject to any law or regulation which materially and adversely effects, or in the future may adversely effect its business as conducted on the date hereof.

     Section 2.07 Title and Related Matters. COMPOUNDHEALTH has good and marketable title to all of its properties, interests in properties, and assets, real and personal, which are reflected in Schedule "A", free and clear of all Security Interests, except as disclosed in the COMPOUNDHEALTH Schedules. Except as set forth in the COMPOUNDHEALTH Schedules, COMPOUNDHEALTH owns free and clear of any Security Interests any and all trademarks, service marks, tradenames, copyrights, procedures, techniques, marketing plans, business plans, methods of management, intellectual property, and other information utilized in connection with its business. Except as set forth in the COMPOUNDHEALTH Schedules, no Person has any right to, and COMPOUNDHEALTH has not received any notice of, infringement of, or conflict with, asserted rights of others with respect to any marketing rights, trade secrets, know-how, proprietary techniques, trademarks, service marks, tradenames, copyrights, or intellectual property, which, if the subject of an. unfavorable decision, ruling, or finding, would have a materially adverse effect on the business, operations, financial condition, income, or business of COMPOUNDHEALTH and its Subsidiaries, or any material portion of its properties, assets, or rights.

     Section 2.08 Tax Matters.

     (a) To the Knowledge of COMPOUNDHEALTH, COMPOUNDHEALTH has filed, or will have filed prior to the Closing, all Tax Returns that it was required to rile as of the date of Closing, except where extensions were obtained. All such Tax Returns were correct and complete in all material respects. All Taxes owed by COMPOUNDHEALTH (as shown on any Tax Return) have been paid, except where extensions were obtained. COMPOUNDHEALTH is not currently the beneficiary of any extension of time within which to file any Tax Return, except as disclosed in the COMPOUNDHEALTH Schedules. No claim has ever been made by an authority in a jurisdiction where COMPOUNDHEALTH does not file Tax Returns that it is or may be subject to taxation by that jurisdiction. There are no Security Interests on any of the assets of COMPOUNDHEALTH that arose in connection with any failure (or alleged failure) to pay any Tax.

     (b) COMPOUNDHEALTH has withheld and paid all Taxes required to have been withheld and paid in connection with amounts paid or owing to any employee, independent contractor, creditor, stockholder, or other Person.

     (c) Except as disclosed in the COMPOUNDHEALTH Schedules, no Stockholder, director, or officer (or employee responsible for Tax matters) reasonably expects any authority to assess against COMPOUNDHEALTH any additional Taxes for any period for which Tax Returns have been filed. Except as disclosed in the COMPOUNDHEALTH Schedules, there is no dispute or claim concerning any Tax liability of COMPOUNDHEALTH either (i) claimed or raised by an authority in writing or, (ii) as to which any of the Stockholders, directors, and officers (and employees responsible for Tax matters) has knowledge based upon personal contact with any agent of such authority. The COMPOUNDHEALTH Schedules include a list of all Tax Returns filed with respect to COMPOUNDHEALTH for all taxable periods ending on or after January 1 2004, indicates those Tax Returns that have been audited, and indicates those Tax Returns that currently are the subject of audit.

     (d) COMPOUNDHEALTH has not waived any statute of limitations in respect of Taxes or agreed to any extension of time with respect to a Tax assessment or deficiency.

     Section 2.9 Litigation and Proceedings. Except as set forth in the COMPOUNDHEALTH Schedules, there are no actions, suits, proceedings, or investigations pending or, to the Knowledge of COMPOUNDHEALTH, threatened by or against it or affecting its properties, at law or in equity, before any court or other governmental agency or instrumentality, domestic or foreign, or before any arbitrator of any kind. To the Knowledge of COMPOUNDHEALTH, there is no material default on its part with respect to any judgment, order, writ, injunction, decree, award, or ruling of any court, arbitrator, or governmental agency or instrumentality.

     Section 2.10 Contracts.

     (a) Except as included or described herein or in the COMPOUNDHEALTH Schedules, there are no contracts, agreements, franchises, license agreements, or other commitments to which COMPOUNDHEALTH is a party or by which its properties ate bound.

     (b) All contracts, agreements, franchises, license agreements, and other commitments to which COMPOUNDHEALTH is a party or by which its properties are bound and which are material to its operations arc valid and enforceable by it in all respects, except as limited by bankruptcy and insolvency laws and by other laws affecting the rights of creditors generally.

     (c) Except as included or described In the COMPOUNDHEALTH Schedules, COMPOUNDHEALTH is not a party to any oral or written: (i) contract for the employment of any officer or employee which is not terminable on, 30 days or less notice; (ii) profit sharing, bonus, deferred compensation, stock option, severance pay, pension benefit or retirement plan, agreement, or arrangement;
(iii) agreement, contract, or indenture relating to the borrowing of money;
(iv) guaranty of any obligation, other than one on which it is a primary obligor, for the borrowing of money or otherwise, excluding endorsements made for collection and other guaranties of obligations which, in the aggregate, do not exceed $1,000; (v) consulting or other similar contracts with an unexpired term of more than one year or providing for payments in excess of $1,000 in. the aggregate; (vi) collective bargaining agreement; (vii) agreement with army present or former officer or director, or (viii) contract, agreement, or other commitment involving payments by it of more than $10,000 in the aggregate.

     Section 2.11 Material Contract Defaults. Except as disclosed in the COMPOUNDHEALTH Schedules, COMPOUNDHEALTH is not in default in any respect under the terms of any outstanding contract, agreement, lease, or other commitment which is material to its business, operations, properties, assets, or business condition, and there is no event of default or other event which, with notice or lapse of time or both, would constitute a default in any material respect under any such. contract, agreement, tease, or other commitment in respect of which it has not taken adequate steps to prevent such a default from occurring.

     Section 2.12 Governmental Authorizations. Except as set forth. in the COMPOUNDHEALTH Schedules, COMPOUNDHEALTH has all licenses, franchises, permits, and other governmental authorizations that are legally required to enable it to conduct its business in all material respects as conducted on the date hereof. Except for compliance with the Securities Act contemplated by Section 5.03 of this Agreement, no material authorization, approval, consent, or order of, or registration, declaration, or filing with, any court or other governmental body is required in connection with the execution and delivery by COMPOUNDHEALTH of this Agreement and the consummation by COMPOUNDHEALTH of the transactions contemplated hereby.

     Section 2.13 Compliance With Laws and Regulations. COMPOUNDHEALTH has complied with all applicable statutes and regulations of any country, state, provincial, municipal, or local governmental entity or agency thereof, except to the extent that noncompliance would not materially and adversely affect the business, operations, properties, assets, or business condition of COMPOUNDHEALTH, and except to the extent non-compliance would not result in any material liability. COMPOUNDHEALTH will deliver at closing, a legal opinion as to the issuance of its shares and the corporate status of COMPOUNDHEALTH.

     Section 2.14 Insurance. All the insurable properties of COMPOUNDHEALTH are insured in accordance with industry standards against all risks customarily insured against by persons operating similar properties in localities where such properties are located and under valid and enforceable policies by insurers of recognized responsibility.

     Section 2.15 Transactions With Affiliates. Set forth in the
COMPOUNDHEALTH Schedules is a description of every material contract, agreement, or arrangement between COMPOUNDHEALTH and any Affiliate during the period beginning January 1, 2003, and ending on the date of Closing.

     Section 2.16 Labor Relations. COMPOUNDHEALTH has not had a work stoppage resulting from labor problems. No union or other collective bargaining organization is organizing or attempting to organize any employee of CH.

    Section 2.17 Foreign Business Practices. To the Knowledge of COMPOUNDHEALTH, no officer, director, employee, Affiliate, or Stockholder of COMPOUNDHEALTH has made any offer, payment, promise to pay, or authorization of the payment of any money, or offer, gift, promise to give, or authorization of the giving of anything of value for the purpose of assisting COMPOUNDHEALTH in obtaining or retaining business for or with, or directing business to, any Person, to;

     (a) Any foreign official for purposes of, (i) influencing any act or decision of such foreign official in his official capacity, (ii) inducing such foreign official to do or omit to do any act in violation of the lawful duty of such official, or (iii) inducing such foreign official to use his influence with a foreign government or instrumentality thereof to affect or influence any act or decision of such government or instrumentality;

     (b) Any foreign political party or official thereof or any candidate for foreign political office for purposes of, (i) influencing any act or decision of such party, official, or candidate in its or his official capacity, (ii) inducing such party, official or candidate to do or omit to do an act in violation of the lawful duty of such party, official, or candidate, or (iii) inducing such party, official, or candidate to use its or his influence with a foreign government or instrumentality thereof to affect or influence any act or decision of such government or instrumentality; or

     (c) To any Person, while knowing that all or a portion of such money or thing of value will be offered, given, or promised, directly or indirectly, to any foreign official, to any foreign political party or official thereof, or to any candidate for foreign political office, for purposes of, (i) influencing any act or decision of such foreign official, political party official, or candidate in his or its official capacity, (ii) inducing such. foreign official, political party, party official, or candidate to do or omit to do any act in violation of the lawful duty of such foreign official, political party, party official, or candidate, or (iii) inducing such foreign official, political party, party official, or candidate to use or its influence with a foreign government or instrumentality thereof to affect or influence any act or decision of such government or instrumentality.

     Section 2.18 Information. The information concerning COMPOUNDHEALTH set forth in this Agreement and in the COMPOUNDHEALTH Schedules is complete and accurate in all material respects and does not contain any untrue statement of a material fact or omit to state a material fact required to make the statements made, in light of the circumstances under which they arc made, not misleading.

     Section 2.19 COMPOUNDHEALTH Schedules. No later than two business days prior to Closing, COMPOUNDHEALTH will deliver to ZRAF the following documents and information, which are collectively referred to as the "COMPOUNDHEALTH Schedules." Thereafter, COMPOUNDHEALTH shall provide to ZRAF all materials and information requested, including any information requested to verify any information furnished:

     (a) complete and correct copies of the articles of incorporation, as amended, and bylaws of COMPOUNDHEALTH in effect as of the date of Closing;

     (d) a description of all real property owned and/or leased by COMPOUNDHEALTH, together with a description of every Security Interest in respect thereof;

     (e) copies of all material agreements, arrangements, contracts, or other instruments to which COMPOUNDHEALTH is a party or by which it or its properties are bound required to be provided by Section 2.11 hereof, together with a description of all oral. contracts, leases, agreements, and other instruments to which 'COMPOUNDHEALTH is a party or by which it or its properties are bound;

     (f) copies of all licenses, permits, and other governmental authorizations (or requests or applications therefor) pursuant to which COMPOUNDHEALTH carries on or proposes to carry on its business (except those which, in the aggregate, are immaterial to the present or proposed business of COMPOUNDHEALTH);

     (g) a description of any material change in the business, operations, property, inventory, assets, or condition of COMPOUNDHEALTH since January 1, 2003 required to be provided pursuant to Section 2.07 hereof;

     (h) a description of transactions with Affiliates required to be described by Section 2.16; and

     (i) a schedule setting forth any other information, together with any copies of documents, required to be disclosed in the COMPOUNDHEALTH Schedules by Sections 2.01 through 2.19.

     With respect to any separate items that are part of the COMPOUNDHEALTH Schedules delivered before or after the date of this Agreement to ZRAF or its representatives by COMPOUNDHEALTH or its representatives, COMPOUNDHEALTH may provide to ZRAF as the full or partial schedule required by this Section 2.20, a list specifying the items so delivered. COMPOUNDHEALTH shall 'cause the COMPOUNDHEALTH Schedules and the instruments and data to be delivered to ZRAF hereunder to be updated after the date of delivery up to and including the date of Closing.

                                  ARTICLE III
                 REPRESENTATIONS, COVENANTS, AND WARRANTIES OF ZRAF

     As an inducement to, and to obtain the reliance of, COMPOUNDHEALTH and the Stockholders, ZRAF represents and warrants as follows,

     Section 3.01 Organization. ZRAF is a corporation duly organized, validly existing, and in good standing under the laws of the state of Nevada. ZRAF has the corporate power and is duly authorized, qualified, franchised, and licensed under all applicable laws, regulations, ordinances, and orders of public authorities to own all of its properties and assets and to carry on its business in all material respects as it is now being conducted, including qualification to do business as a foreign corporation in the states in which the character and location of the assets owned by it or the nature of the business transacted by it requires qualification, except in such jurisdictions, if any, where the failure to be so qualified would not, either individually or in the aggregate, have a material adverse effect on the business, properties, or assets of ZRAF. Included in the ZRAF Schedules (as hereinafter defined) are complete and correct copies of the articles of incorporation, as amended, and bylaws of ZRAF as in effect on the date hereof.

     Section 3.02 Non-contravention. The execution and delivery of this Agreement does not, and the consummation of the transactions contemplated by this Agreement in accordance with the terms hereof will not: violate any provision of the articles of incorporation, charter, or bylaws of ZRAF; result in the breach of, constitute a default under, result in the acceleration of, create in any Person the right to accelerate, terminate, modify, cancel, or require any notice under, any material agreement, contract, lease, license, instrument, or other arrangement to which ZRAF is a party or by which it is bound or to which any of its assets is subject; or, violate any constitution, statute, regulation, rule, injunction, judgment, order, decree, ruling, charge, or other restriction of any government, governmental agency, or court to which ZRAF is subject.

     Section 3.03 Authorization of Transaction. ZRAF has hill power and authority, and has taken all action required by law, its articles of incorporation and bylaws, and otherwise to execute and deliver this Agreement and to perform its obligations hereunder. Without limiting the generality of the foregoing, the board of directors of ZRAF has duly authorized the execution, delivery, and performance of this Agreement by ZRAF. This Agreement represents the valid and binding obligation of ZRAF enforceable in accordance with its terms, except as limited by bankruptcy and insolvency laws and by other laws affecting the rights of creditors generally.

     Section 3.04 Subsidiaries. ZRAF has no Subsidiaries, and owns no shares of the capital stock or equity interest of any other corporation or business entity.

     Section 3.05 Capitalization. The authorized capitalization of ZRAF is 50,000,000 shares of Common Stock, (to be increased to 100,000,000 shares of common stock by ZRAF promptly following the execution of this Agreement) of which 22,085,000 shares are currently issued and outstanding. All issued and outstanding shares are legally issued, fully paid, and non-assessable and not issued in violation of the pre-emptive or other rights of any Person. Except as otherwise disclosed herein and in the ZRAF Schedules there are no existing options, warrants, calls, or commitments of any character relating to the authorized and unissued ZRAF Common Stock, except options, warrants, calls, or commitments, if any, to which ZRAF is not a party and by which it is not bound. There are no outstanding or authorized stock appreciation, phantom stock, profit participation, or similar rights with respect to ZRAF.

     Section 3.06 Absence of Certain Changes or Events. Except as described herein or in the ZRAF Schedules, since the date of the 09/2412004, ZRAF balance sheet:

     (a) There has not been (i) any material adverse change in the business, operations, properties, assets, or condition of ZRAF; or (ii) any damage, destruction, or lots to ZRAF (whether or not covered by insurance) materially amid adversely affecting its business, operations, properties, assets, or financial condition;

     (b) ZRAF has not (i) amended its articles of incorporation, charter, or bylaws; (ii) waived airy rights of value which in the aggregate are extraordinary or material considering its business; or, (iii) entered into any other material transaction;

     (c) ZRAF has not (i) granted or agreed to grant any options, warrants, or other rights for its stocks, bonds, or other corporate securities calling for the issuance thereof; (ii) borrowed or agreed to borrow any funds or incurred, or become subject to, any obligation or liability (absolute or contingent),; or (iii) made or permitted any amendment or termination of any contract, agreement, or license to which it is a party if such amendment or termination is material, considering its business.

     (d) To the Knowledge of ZRAF, it has not become subject to any law or regulation which materially and adversely affects, or in the future may adversely affect its business as conducted on the date hereof.

     Section 3.07 Title and Related Matters. ZRAF has good and marketable title to all of its properties, inventory, interests in properties, and assets, real and personal, which are reflected in the Schedule "B" or acquired after that date (except properties, interests in properties, and assets sold or otherwise disposed of since such date in the Ordinary Course of Business), free and clear of all Security interests, except as disclosed in the ZRAF Schedules. Except as set forth in the ZRAF Schedules, ZRAF owns free and clear of any Security Interests any and all trademarks, service marks, tradenames, copyrights, procedures, techniques, marketing plans, business plans, methods of management, intellectual property, and other information utilized in connection with its business. Except as set forth in. the ZRAF Schedules, no Person has any right to, and ZRAF has not received any notice of infringement of, or conflict with, asserted rights of others with respect to any marketing rights, trade secrets, know-how, proprietary techniques, trademarks, service marks, tradenames, copyrights, or intellectual property, which, if the subject of an unfavorable decision, ruling, or finding, would have a materially adverse affect on the business, operations, financial condition, income, or business of ZRAF, or any material portion of its properties, assets, or rights.

     Section 3.08 Tax Matters.

     (a) ZRAF has never filed, any Tax Returns. ZRAF is a developing company with no operating business. All Taxes owed by ZRAF (as shown on any Tax Return) have been paid. ZRAF currently is not the beneficiary of any extension of time within which to file any Tax Return. No claim has ever been made by an authority in a jurisdiction where ZRAF does not file Tax Returns that it is or may be subject to taxation by that jurisdiction. There are no Security Interests on any of the assets of ZRAF that arose in connection with any failure (or alleged failure) to pay any Tax.

     (b) ZRAF has withhold and paid all Taxes required to have been withheld and paid in connection with amounts paid or owing to any employee, independent contractor, creditor, stockholder, or other Person.

     (c) No ZRAF director or officer (or employee responsible for Tax matters) reasonably expects any authority to assess against ZRAF additional Taxes for any period for which Tax Returns have been. filed, except as disclosed in the ZRAF Schedules. There is no dispute or claim concerning any Tax liability of ZRAF either (i) claimed or raised by an authority in writing or, (ii) as to which any of the ZRAF directors and officers (and employees responsible for Tax matters) has knowledge based upon personal contact with any agent of such authority, except as disclosed in the ZRAF Schedules. The ZRAF Schedules include a list of all federal, state, local, and foreign income Tax Returns filed with respect to any of ZRAF and its Subsidiaries for taxable periods commencing on or after August 12, 1999, indicates those Tax Returns that have been audited, and indicates those Tax Returns that currently are the subject of audit. ZRAF has made available to COMPOUNDHEALTH and the Stockholders correct and complete copies of all federal income Tax Returns, examination reports, and statements of deficiencies assessed against or agreed to by ZRAF since September, 1, 2002.

     (d) ZRAF has not waived any statute of limitations in respect of Taxes or agreed to any extension of time with respect to a Tax assessment or deficiency.

     Section 3.9 Litigation and Proceedings. There are no actions, suits, proceedings, or investigations pending or, to the Knowledge of ZRAF, threatened by or against it or affecting its properties, at law or in equity, before any court or other governmental agency or instrumentality, domestic or foreign, or before any arbitrator of any kind. ZRAF has no Knowledge of any material default on its part with respect to any judgment, order, writ, injunction, decree, award, or ruling of any court, arbitrator, or governmental agency or instrumentality.

     Section 3.10 Contracts. All contracts, agreements, franchises, license agreements, and other commitments to which ZRAF is a party or by which its properties are bound and which are material to its operations are valid and enforceable by it in all respects, except as limited by bankruptcy and insolvency laws and by other laws affecting the rights of creditors generally.

     Section 3.11 Material Contract Defaults. Except as disclosed in the ZRAF Schedules, ZRAF is not in default in any respect under the terms of any outstanding contract, agreement, lease, or other commitment which is material to its business, operations, properties, assets, or business condition, and there is no event of default or other event which, with notice or lapse of time or both, would constitute a default in any respect under any such contract, agreement, lease, or other commitment in. respect of which. it has not taken adequate steps to prevent such a default from occurring.

     Section 3.12 Governmental Authorizations. Except as set forth in the ZRAF Schedules, ZRAF has all licenses, franchises, permits, and other governmental authorizations that are legally required to enable it to conduct its business in all material respects as conducted on the date hereof. Except for compliance with the Securities Act as contemplated by Section 5.03 of this Agreement, no material authorization, approval, consent, or order of, or registration, declaration, or filing with, any court or other governmental body is required in connection with the execution and delivery by ZRAF of this Agreement and the consummation by ZRAF of the transactions contemplated hereby. ZRAF warrants and represents that it has fulfilled all requirements for listing on the Pink Sheets market and that it has a valid stock symbol "ZRAF" obtained in compliance with NASD procedures.

     Section 3.13 Compliance With Laws and Regulations. ZRAF has complied with all applicable statutes and regulations of any country, state, provincial, municipal, or local governmental entity or agency thereof, except to the extent that noncompliance would not materially and adversely affect the business, operations, properties, assets, or business condition of ZRAF, and except to the extent noncompliance would not result in any material liability. ZRAF's stock is traded on the Pink Sheets market under the symbol "ZRAF" and to the knowledge of ZRAF is not nor has ever hear subject to any stop order or suspension of trading. ZRAF will deliver at closing a legal opinion in form and substance satisfactory to COMPOUNDHEALTH regarding the corporate and SEC status of ZRAF.

     Section 3.14 Insurance. All the insurable properties of ZRAF are insured in accordance with industry standards against all risks customarily insured against by persons operating similar properties in localities where such properties are located and under valid and enforceable policies by insurers of recognized responsibility.

     Section 3.15 Labor Relations. ZRAF has not had a work stoppage resulting from labor problems. No union or other collective bargaining organization is organizing or attempting to organize any employee of ZRAF.

     Section 3.16 Foreign Business Practices. To the Knowledge of ZRAF, no officer, director, employee, Affiliate, or stockholder of ZRAF has made any offer, payment, promise to pay, or authorization of the payment of any money, or offer, gift, promise to give, or authorization of the giving of anything of value for the purpose of assisting ZRAF in obtaining or retaining business for or with, or directing business to, any Person, to:

     (a) Any foreign official for purposes of, (i) influencing any act or decision of such foreign official in his official capacity, (ii) inducing such foreign. official to do or omit to do any act in violation of the lawful duty of such official, or (iii) inducing such foreign official to use his influence with a foreign government or instrumentality thereof to affect or influence any act or decision of such government or instrumentality;

     (b) Any foreign political party or official thereof or any candidate for foreign political office for purposes of, (i) influencing any act or decision of such party, official, or candidate in its or his official capacity, (ii) inducing such party, official or candidate to do or omit to do an act in violation of the lawful duty of such party, official, or candidate, or (iii) inducing such party, official,

     Section 4.01 Exchange of ZRAF Stock and COMPOUNDHEALTH Stock Pursuant to this Agreement, all COMPOUNDHEALTH Stock shall be conveyed, transferred, and assigned to ZRAF in exchange for Fifty-Four Million Four Hundred Fifteen Thousand newly issued (54,415,000) shares of Exchanged ZRAF Stock issued to the shareholders of COMPOUNDHEALTH in proportion to their respective shareholdings, at the Closing. At the Closing, the Stockholders shall deliver to ZRAF stock certificates representing all issued and outstanding shares of COMPOUNDHEALTH Stock, each certificate duly endorsed for transfer with signature guarantees, and receive in exchange therefor one or more certificates representing in the aggregate that number of shares of Exchanged ZRAF Stack set forth opposite the name of each Stockholder on the Adherence Agreement signed and delivered by each Stockholder. The Sixteen Million (16,000,000) outstanding shares of ZRAF Stock shall be cancelled and the cancelled certificates delivered. to COMPOUNDHEALTH at the Closing. The shares of Exchanged ZRAF Stock issued pursuant to this Section 4.01 shall be, when issued, legally issued, fully paid, and non-assessable, and ZRAF shall provide the legal opinion of its legal counsel to such effect. It is the intent of the Parties that the exchange be effected as a so-called "tax-free" reorganization pursuant to section 368(a)(1)(B) of the Internal Revenue Code of 1986, and the Parties covenant and agree to reflect the exchange as such on all financial statements, Tax Returns, filings, and other documents identifying or referring to the exchange contemplated by this Agreement. Upon consummation of this Agreement, the Shareholders of COMPOUNDHEALTH will hold in the aggregate at least 90% of the outstanding stock of ZRAF.

                                   ARTICLE V
                               SPECIAL COVENANTS

     Section 5.01 Access to Properties and Records. ZRAF and COMPOUNDHEALTH will each afford to the officers and authorized representatives of the other, and to the Stockholders, full access to its properties, books, and records in order that each may have full opportunity to make such reasonable investigation as it shall desire to make of the affairs of the other, and each will furnish the other with such additional financial and operating data and other information as to its business and properties as the other shall from time to time reasonably request.

     Section 5.02 Actions Prior to Closing.

     (a) From and after the date of this Agreement, COMPOUNDHEALTH will: (i) carry on its business in substantially the same manner as it has heretofore;
(ii) maintain and keep its properties in states of good repair and condition as at present, except for depreciation due to ordinary wear and tear and damage due to casualty; (iii) maintain in full force and effect insurance comparable in amount and in scope of coverage to that now maintained by it;
(iv) perform in all material respects all of its obligation under material contracts, leases, and instruments relating to or affecting its assets, properties, and business; (v) use its best efforts to maintain and preserve its business organization intact, to retain its key employees, and to maintain its relationship with its material suppliers and customers; and (vi) fully comply with and perform in all material respects all obligations and duties imposed on it by all federal and state laws and all rules, regulations, and orders imposed by federal or state governmental authorities.

     (b) From and after the date of this Agreement until the date of Closing Date, COMPOUNDHEALTH will not: (%) make any change in its articles of incorporation or bylaws; (ii) take any action described in Section 2.07 (all. except as permitted therein or as disclosed in the COMPOUNDHEALTH Schedules); or (iii) enter into or amend any contract, agreement, or other instrument of any of the types described in the COMPOUNDHEALTH Schedules, except that COMPOUNDHEALTH may enter into or amend any contract, agreement, or other instrument in the Ordinary Course of Business.

     Section 5.03 Special Covenants and Representations Regarding the Exchanged ZRAF Stock. The consummation of this Agreement and the transactions herein contemplated, including the issuance of the Exchanged ZRAF Stock to the Stockholders as contemplated hereby, constitutes the offer and gale of securities under the Securities Act and applicable state securities statutes. Such transactions shall be consummated in reliance on exemptions from the registration and prospectus delivery requirements of such statutes, which depend, inter altar, upon the circumstances under which the Stockholders acquire such securities. ZRAF covenants and agrees that it will take all action required for it to rely on exemptions from the registration and qualification requirements of the Securities Act and applicable state statutes for the issuance and delivery to the Stockholders of the Exchanged ZRAF Stock as provided in this Agreement. By acceptance of the Exchanged ZRAF Stock, each Stockholder agrees that all offers and sales of the Exchanged ZRAF Stock prior to the expiration, of a period commencing on the date of Closing and ending one-year thereafter shall only be made in compliance with the safe harbor contained in Regulation S, pursuant to the registration provisions under the Securities Act, or pursuant to an exemption from registration, and all offers and sales after the expiration of the one-year period shall be made only pursuant to such registration or to such exemption from registration. The Stockholders acknowledge that the securities are "restricted securities" within the meaning of Rule 144 under the Securities Act. ZRAF is bound to refuse to effect any transfer of the Exchanged COMPOUNDHEALTH Stock not made in compliance with the safe harbor contained in Regulation S, pursuant to the registration provisions under the Securities Act, or pursuant to an exemption from registration.

     Section 5.04 Indemnification.

     (a) All of the representations and warranties of the Parties contained in this Agreement shall survive the Closing hereunder and continue in full force and effect for a period of one year thereafter. ZRAF agrees to indemnity COMPOUNDHEALTH for any and all activities of ZRAF prior to and up to the Closing. In the event any Party breaches (or in the event any third Person alleges facts that, if true, would mean any Party has breached) any of its representations and warranties contained herein, provided a written claim for indemnification. against the breaching Party is made within any applicable survival period specified in this paragraph (a) of Section 5.04, then the breaching Party (the "Indemnifying Party") agrees to indemnify the other Parties (the "Indemnified Parties") from and against the entirety of any Adverse Consequences the Indemnified Parties may suffer through and after the date of the claim for indemnification (including any Adverse Consequences the Indemnified Parties may suffer after the end of any applicable survival period) resulting Prone, arising out of, relating to, in the nature of, or caused by the breach (or the alleged breach); provided, however, that no Indemnifying Party shall have any obligation to indemnify any Indemnified Party from and against any Adverse Consequences resulting from, arising out of, relating to, in the nature of, or caused by the breach (or alleged breach) of any representation, warranty, or covenant of the Indemnifying Party until the Indemnified Parties have suffered Adverse Consequences by reason of all such breaches (or alleged breaches) in excess of a $5,000 aggregate threshold, at which point the Indemnifying Party will be obligated to indemnify the Indemnified Parties from and against all such Adverse Consequences relating back to the first dollar; and provided further, that the maximum obligation to indemnify all Indemnified Parties from and against Adverse Consequences resulting from, arising out of, relating to, in die nature of, or caused by the breach (or alleged breach) of any representation, warranty, or covenant of the Indemnifying Party shall not exceed $200,000 in the aggregate.

     (b) If any third Person shall notify any Indemnified Party with respect to any matter (a "Third Party Claim") which may give rise to a claim for indemnification against any Indemnifying Party under this Section 5.04, then the Indemnified Party shall promptly notify each Indemnifying Party thereof in writing, provided, however, that no delay on the part of the Indemnified Party in notifying any Indemnifying Party shall relieve the Indemnifying Party from any obligation hereunder unless (and then solely to the extent) the Indemnifying Party thereby is prejudiced. Any Indemnifying Party will have the right to defend the Indemnified Party against the Third Party Claim with counsel of it choice reasonably satisfactory to the Indemnified Party so long as (i) the Indemnifying Party notifies the Indemnified Party in writing within 1 S days after the Indemnified Party has given notice of the Third Party Claim that the Indemnifying Party will indemnify the Indemnified Party from and against the entirety of any Adverse Consequences the Indemnified Party may suffer resulting from, arising out of, relating to, in the nature of, or caused by the Third Party Claim, (ii) the Indemnifying Party provides the Indemnified Party with evidence reasonably acceptable to the Indemnified Party that the Indemnifying Party will have the financial resources to defend against the Third Party Claim and fulfill its indemnification obligations hereunder, (iii) the Third Party Claim involves only money damages and does not seek an injunction or other equitable relief, (iv) settlement of, or an adverse judgment with respect to, the Third Party Claim is not, in the good faith judgment of the Indemnified Party, likely to establish a precedential custom or practice materially adverse to the continuing business interests of the Indemnified Party, and (v) the Indemnifying Party conducts the defense of the Third Party Claim actively and diligently. So long as the Indemnifying Party is conducting the defense of the Third Party Claim in accordance with this paragraph, the Indemnified Party may retain separate co-counsel at its sole cost and expense and participate in the defense of the Third Party Claim, the Indemnified Party will not consent to the entry of any judgment or enter into any settlement with respect to the Third Party Claim without the prior written consent of the Indemnifying Party (not to be withheld unreasonably), and the Indemnifying Party will not consent to the entry of any judgment or enter into any settlement with respect to the Third Party Claim without the prior written consent of the Indemnified Party (not to be withheld unreasonably). In the event any of the conditions in clauses (i) through (v) of this paragraph is or becomes unsatisfied, the Indemnified Party may defend against, and consent to the entry of any judgment or enter into any settlement with respect to, the Third Party Claim in any manner it reasonably may deem appropriate (and the Indemnified Party need not consult with, or obtain any consent from, any Indemnifying Party in connection therewith), the Indemnifying Party will reimburse the Indemnified Party promptly and periodically for the costs of defending against the Third Party Claim (including reasonable attorneys' fees and expenses), and the Indemnifying Party Will remain responsible for any Adverse Consequences the Indemnified Party may suffer resulting from, arising out of, relating to, in the nature of, or caused by the Third Party Claim to the fullest extent provided in this Section 5.04.

     Section 5.05 Third Party Indemnity. The current president of ZRAF at this date, in consideration for COMPOUNDHEALTH's execution of this Agreement, has concurrently executed a Third Party Indemnity Agreement in the Form attached hereto as Exhibit E, wherein he has agreed after the Closing to indemnify and hold ZRAF harmless from any and all liability, including costs of suit and attorneys' fees, resulting from any claims which might be brought against ZRAF in the future as a result of the original issuance of securities by ZRAF.

     Section 5.06 Third Person Consents and Certificates. The Parties agree to cooperate with each other in order to obtain any required third Person consents to this Agreement and the transactions herein contemplated.

     Section 5.08 Termination. This Agreement may be terminated by the board of directors of any Party at any time prior to the Closing if

     (a) There shall be any actual or threatened action or proceeding before any court or any governmental body which shall seek: to restrain, prohibit, or invalidate the transactions contemplated by this Agreement and which, in the judgment of such board of directors, made in good faith and based on the advice of its legal counsel, makes it inadvisable to proceed with the transactions contemplated by this Agreement;

     (b) Any of the transactions contemplated hereby are disapproved by any regulatory authority whose approval is required to consummate such transactions or in the judgment of such board of directors, made in good faith and based on the advice of counsel, there is substantial likelihood that any such approval will not be obtained or will be obtained only on a condition or conditions which would be unduly burdensome, making it inadvisable to proceed with the transactions contemplated hereby;

     (e) The Parties shall fail to obtain the consents or waivers required of any third Person to consummate the transactions contemplated by this Agreement; or

     (f) Any Party shall fail to comply in any material respect with any of its covenants or agreements contained in this Agreement or if any of the representations or warranties of any Party contained herein shall be inaccurate in any material respect.

     (e) There has been a stop order or suspension of trading in ZRAF's stock.

In the event of termination pursuant to this Section 5.07, no obligation, right, or liability shall arise hereunder, and each Party shall bear all of the expenses incurred by it in connection with the negotiation, drafting, and execution of this Agreement and the transactions herein contemplated.

     Section 5.09 Officer and Director Resignations. At Closing, the officers of ZRAF shall resign and the directors of ZRAF shall and thereof immediately resign appoint replacements to fill the vacancies on the Board of Directors of ZRAF after the Closing, said replacements to be such persons as COMPOUNDHEALTH shall in writing designate to ZRAF. The ZRAF designated directors shall not be subject to any "Bad Boy" provisions as defined in
Section 3(a)(39) of the Securities Exchange Act of 1934.

                                  ARTICLE VI
                                   CLOSING

     Section 6.01 Closing. The Closing of the transactions contemplated by this Agreement shall occur on or before September 30, 2004; provided, that the exchange contemplated by this Agreement is effective as of September 29, 2004.

     Section 6.02 Clueing Events. At the Closing, each of the respective Parties hereto shall execute, acknowledge, and deliver (or shall cause to be executed, acknowledged, and delivered) any and all certificates, financial statements, schedules, agreements, resolutions, rulings, or other instruments required by this Agreement to be so delivered at or prior to the Closing, together with such other items as may be reasonably requested by the Parties hereto and their respective legal counsel in order to effectuate or evidence the transactions contemplated hereby.

                                  ARTICLE VII
                 CONDITIONS PRECEDENT TO OBLIGATIONS OF ZRAF

     The obligations of ZRAF under this Agreement are subject to the satisfaction, at or before the Closing, of the following conditions:

     Section 7.01 Accuracy of Representations. The representations and warranties made by COMPOUNDHEALTH and the Stockholders in this Agreement were true when made and shall be true as of the date of Closing with the same force and effect as if such representations and warranties were made at and as of the date of Closing (except for changes therein permitted by this Agreement), and COMPOUNDHEALTH and the Stockholders shall have performed or complied with all covenants and conditions required by this Agreement to be performed or complied with by them prior to or at the Closing. ZRAF shall be furnished with certificates signed by a duly authorized officer of COMPOUNDHEALTH dated the date of Closing to the foregoing effect.

     Section 7.02 Litigation Certificates. ZRAF shall have been furnished with certificates dated the date of Closing and signed by a duly authorized officer of COMPOUNDHEALTH to the effect that no litigation, proceeding, investigation, or inquiry is pending which might result in an action to enjoin or prevent the consummation of the transactions contemplated by this Agreement.

     Section 7.03 No Material Adverse Change. .Prior to the Closing, there shall not have occurred any material adverse change iii the financial condition, business, or operations of COMPOUNDHEALTH.

     Section 7.04 Good Standing. ZRAF shall have received a certificate of good standing from the California Secretary of State as of a date within ten days prior to the Closing certifying that COMPOUNDHEALTH is in good standing as a corporation in such state.

     Section 7.05 Consents/Agreements. The Parties shall have obtained any third Person consents pursuant to Section 5.05.

     Section 7.06 Other Items. ZRAF shall have received such further documents, certificates, or instruments relating to the transactions contemplated hereby as ZRAF may reasonably request.

                               ARTICLE VIII
 CONDITIONS PRECEDENT TO OBLIGATIONS OF COMPOUNDHEALTH AND THE STOCKHOLDERS

     The obligations of COMPOUNDHEALTH and the Stockholders under this Agreement are subject to the satisfaction, at or before the Closing, of the following conditions:

     Section 8.01 Accuracy of Representations. The representations and warranties made by ZRAF in this Agreement were true when made and shall be true as of the date of Closing with the same force and effect as if such representations and warranties were made at and as of the date of Closing (except for changes therein permitted by this Agreement), and ZRAF shall have performed or complied with all covenants and conditions required by this Agreement to be performed or complied with by it prior to or at the Closing. COMPOUNDHEALTH and the Stockholders shall be furnished with a certificate, signed by a duly authorized officer of ZRAF and dated the date of Closing, to the foregoing effect.

     Section 8.02 Litigation Certificate. COMPOUNDHEALTH and the Stockholders shall have been furnished with a certificate dated the date of Closing and signed by a duly authorized officer of ZRAF to the effect that no litigation, proceeding, investigation, or inquiry is pending which might result in an action to enjoin or prevent the consummation of the transactions contemplated by this Agreement.

     Section 8.03 No Material Adverse Change. Prior to the Closing, there shall not have occurred any material adverse change in the financial condition, business, or operations of ZRAF.

     Section 8.04 Good Standing. COMPOUNDHEALTH and the Stockholders shall have received a certificate of good standing from the Secretary of state of the state of Nevada dated as of a date within ten days prior to the Closing certifying that ZRAF is in good standing as a corporation in such state.

     Section 8.05 Consents/Agreements. The Parties shall have obtained any third Person consents pursuant to Section 5.05, which will include the resignation of the officers and directors of ZRAF in favor of the appointment of the designees of COMPOUNDHEALTH by all required action of the board of directors of ZRAF.

     Section 8.06 Other Items. COMPOUNDHEALTH and the Stockholders shall have received such further documents, certificates, or instruments relating to the transactions contemplated hereby as they may reasonably request.

                                  ARTICLE IX
                                 MISCELLANEOUS

     Section 9.01 Brokers. The Parties agree that there were no finders or brokers involved in. bringing the Parties together or who were instrumental in the negotiation, execution, or consummation of this Agreement. The Parties each agree to indemnify the other against any claim by any Person for any commission, brokerage, or finders' fee arising from the transactions contemplated hereby based on any alleged agreement or understanding between the indemnifying Party and such Person, whether express or implied from the actions of the indemnifying Party.

     Section 9.02 Governing Law. This Agreement shall be governed by, enforced, and construed under and in accordance with the laws of the United States of America and, with respect to matters of state law, with the laws of California.

     Section 9.03 Notices. Any notices or other communications required or permitted hereunder shall be sufficiently given if personally delivered to it or sent by registered mail or certified mail, postage prepaid, or by prepaid telegram addressed as follows:

     If to ZRAF, to:           Zurich American Financial Group, Inc.
                               Attn:  President Evan Jarvis
                               33119 Tall Oaks Way Suite 120
                               Magnolia, TX 77354

     With copies to:

     if to COMPOUNDHEALTH or
     the Stockholders, to:     Compound Healthcare, Inc.
                               Attn: Gerald R. Newman
                               289 S. Robertson Blvd., Suite 313
                               Beverly Hills, California 90211
                               gnewman@mergerslawyer.com

     With copies to:           Law Offices of
                               David L. Kagel
                               1801 Century Park East, Suite 2500
                               Los Angles, California 90067
                               dkagel@earthlink.net

or such other addresses as shall be furnished in writing by any Party in the manner for giving notices hereunder, and any such notice or communication shall be deemed to have been given as of the date so delivered, mailed, or telegraphed

     Section 9.04 Attorneys' Fees. In the event that any Party institutes any action or suit to enforce this Agreement or to secure relief from any default hereunder or breach hereof, the breaching Party or Parties shall reimburse the non-breaching Party or Parties for all costs, including attorneys' fees, incurred in connection therewith and in enforcing or collecting any judgment rendered therein.

     Section 9.05 Third Party Beneficiaries. This Agreement is solely between the Parties hereto, and except as specifically provided herein, and in the Exhibits hereto, no director, officer, stockholder, employee, agent, independent contractor, or any other Person shall be deemed to be a third party beneficiary of this Agreement.

     Section 9.06 Entire Agreement. This Agreement, including the exhibits and schedules hereto, represents the entire agreement between the Parties relating to the subject matter hereof,. This Agreement fully and completely expresses the agreement of the Parties. There are no other courses of dealing, understandings, agreements, representations, or warranties, written or oral, except as set forth herein.

     Section 9.07 Counterparts. This Agreement may be executed in multiple counterparts, each of which shall be deemed an original and all of which taken together shall be but a single instrument.

     Section 9.08 Amendment or Waiver. Every right and remedy provided herein shall be cumulative with every other right and remedy, whether conferred herein, at law, or in equity, and may be enforced concurrently herewith, and no waiver by any Party of the performance of any obligation by the other Parties shall be construed as a waiver of the same or any other default then, theretofore, or thereafter occurring or existing. At any time prior to the Closing, this Agreement may be amended by a. writing signed by all Parties hereto with respect to any of the terms contained herein, and any teem or condition of this

     IN WITNESS WHEREOF, the Parties hereto have executed this Agreement, or caused this Agreement to be executed by their officers hereunto duly authorized, as of the date first above-written

                                  ZURICH AMERICAN FINANCIAL GROUP, INC.


                                  By /s/ Evan Jarvis
                                     Evan Jarvis, President


                                  COMPOUND HEALTHCARE, INC.


                                  By ______________________________________
                                     Gerald R. Newman, President



                                SCHEDULE "A"




                                SCHEDULE "B"


                                SCHEDULE "C"
                                               Agreement and Plan of Exchange

                             ADHERENCE AGREEMENT


     The undersigned, the record and beneficial owner of the number of common shares of Compound Healthcare, Inc. ("COMPOUNDHEALTH") set forth below, hereby agrees to be bound by the Agreement and Plan of Exchange by and among Zurich American Financial Group, Inc. ("ZRAF"), COMPOUNDHEALTH, and the Stockholders of COMPOUNDHEALTH dated as of September 29, 2004 (the "Agreement") as though the undersigned wore an original signatory to the Agreement. All capitalized terms used herein shall have the same meaning ascribed to such terms in the Agreement.

     The undersigned hereby represents, warrants, and agrees as follows:

(a) The execution and delivery of the Agreement does not, and the consummation of the transactions contemplated by the Agreement in accordance with the terms hereof will not: result in the breach of, constitute a default under, result in the acceleration of, create in any Person the right to accelerate, terminate, modify, cancel, or require any notice under, any material agreement, contract, lease, license, instrument, or other arrangement to which the undersigned is a party or by which the undersigned is bound; or, violate any constitution, statute, regulation, rule, injunction, judgment, order, decree, ruling, charge, or other restriction of any government, governmental agency, or court to which the undersigned is subject.

     (b) The undersigned has full power and authority, and has taken all action required by law and otherwise to execute and deliver the Agreement and to perform its obligations thereunder. The Agreement represents the valid and binding obligation of the undersigned enforceable in accordance with its terms, except as limited by bankruptcy and insolvency laws and by other laws affecting the rights of creditors generally.

     (c) Except for compliance with the Securities Act contemplated by
Section 5.03 of the Agreement, no authorization, approval, consent, or order of, or registration, declaration, or filing with, any court or other governmental body is required in connection with the execution and delivery by the undersigned of the Agreement and the consummation by the undersigned of the transactions contemplated thereby.

     (d) The undersigned is the legal and beneficial owner of the COMPOUNDHEALTH Stock set forth below, free and clear of any claims, charges, equities, liens, security interests, and encumbrances whatsoever, and the undersigned has full right, power, and authority to transfer, assign, convey, and deliver the COMPOUNDHEALTH ; and delivery of such stock at the Closing will convey to ZRAF good and marketable title to the COMPOUNDHEALTH Stock free and clear of any claims, charges, equities, liens, security interests, and encumbrances whatsoever.

     (e) The undersigned is acquiring the Exchanged ZRAF Stock and Exchanged ZRAF Warrants for its own account and not on behalf of any other person, and the undersigned is the sole beneficial owner of the securities, and has not pre-arranged any sale with any other purchasers.

     (f) The undersigned acknowledges that the Exchanged ZRAF Stock has not been registered under the Securities Act and agrees that all offers and sale of the Exchanged ZRAF Stock shall only be made, pursuant to the registration provisions under the Securities Act, or pursuant to an exemption from registration, and all offers and sales after the expiration of the one-year period shall be made only pursuant to such registration or to such exemption from registration. The undersigned acknowledges that the Exchanged ZRAF Stock and Exchanged ZRAF Warrants are "restricted securities" within the meaning of Rule 144 under the Securities Act.

     (g) The undersigned understands that in the view of the Securities and Exchange Commission ("SEC") the statutory basis for the exemption claimed for this transaction would not be present if the offering of securities, although in technical compliance with the exemption, is part of a plan or scheme to evade the registration provisions of the Securities Act. The undersigned is acquiring the Exchanged ZRAF Stock for investment purposes and has no present intention to sell the securities either now or after any fixed period of time. The undersigned will not engage in any hedging transactions with respect to the Exchanged ZRAF Stock and Exchanged ZRAF Warrants except in compliance with the Securities Act.

     (j) The Subscriber is an "accredited investor" as defined by Regulation D as set forth below:

     According to Rule 501(a) of Regulation D, "accredited. investor" means any person who comes within any of the following categories, or who the Issuer reasonable believes comes within any of the following categories, at the time of the sale of the Shares to that person:

     (i) Any bank as defined in section 3(a)(2) of the Act, or any savings and loan association or other institution as defined in section 3(a)(5)(A) of the Act whether acting in its individual or fiduciary capacity; any broker or dealer registered pursuant to section 15 of the Securities Exchange Act of 1934; an insurance company as defined in section 2(13) of the Act; an investment company registered under the Investment Company Act of 1940 or a business development company as defined in section 2(a)(48) of that Act; a Small business Investment Company licensed by the U.S. Small Business Administration under section 301(c) or (d) of the Small Business Investment Act of 1958; any plan established and maintained by a State, its political subdivisions, or any agency or instrumentality of a State or its political subdivisions, for the benefit of its employees, if such plan has total assets in excess of $5,000,000; any employee benefit plan within the meaning of the Employee Retirement Income Security Act of 1974, if the investment decision is made by a plan fiduciary, as defined in section 3(21) of such Act, which is either a bank, savings and loan association, insurance company, or registered investment adviser, or if the employee benefit plan has total assets in excess of $5,000,000 or, if a self-directed plan, with investment decisions made solely by persons that are accredited investors;

     (ii) Any private business development company as defused in section 202(a)(22) of the Investment Advisers Act of 1940;

     (iii) Any organization described in section 501(c)(3) of the Internal Revenue Code, corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the securities offered, with total assets in excess of $5,000,000;

     (iv) Any director, executive officer, or general partner of the issuer of the securities being offered or sold, or any director, executive officer, or general partner of that issuer;

     (v) Any natural person whose individual net worth, or joint net worth with that person's spouse, at the time of his purchase exceeds $1,000,000;

     (vi) Any natural person who had individual income in excess of $200,000 in each of the two most recent years or joint income with that person's spouse in excess of $300,000 in each of those years and has a reasonable expectation of reaching the same income level in the current year;

     (vii) Any trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person as described in section
30.506(b)(2)(ii); and

     (viii) Any entity in which all of the equity owners are accredited investors.

     (k) To the Knowledge of the undersigned, the information concerning the undersigned and COMPOUNDHEALTH set forth in the Agreement under Article 11 and this Adherence Agreement is complete and accurate in all material respects and does not contain any untrue statement of a material fact or omit to state a material fact required to make the statements made, in light of the circumstances under which they are made, not misleading


Gerald. R. Newman
Print Name

289 S. Robertson Blvd., Suite 313
Beverly Hills, California

Dated : September 29, 2004

Number of shares owned of COMPOUNDHEALTH Stock: 1000 (100% of the outstanding shares)
                                                                Exhibit D to
                                              Agreement and Plan of Exchange

                              [To be inserted]
                              Escrow Agreement

                                                                Exhibit E to
                                              Agreement and Plan of Exchange

                              [To be inserted]
                        Third Party Indemnity Agreement